UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35317

Delaware	45-3591625
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices, including zip code)

800-251-0171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 1, 2015, Atlas Resource Partners, L.P. (“ARP”) received an updated summary reserve report as of December 31, 2014 from Cawley, Gillespie, and Associates, Inc., the independent reserve engineer for ARP’s assets located in the Rangely field in northwest Colorado. The updated summary reserve report is attached to this current report as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Cawley, Gillespie, and Associates, Inc.

99.3	Rangely Summary Reserve Report of Cawley, Gillespie, and Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCE PARTNERS, L.P.

By: Atlas Energy Group, LLC, its general partner

Date: June 1, 2015	By:	/s/ Sean McGrath
	Name:	Sean McGrath
	Its:	Chief Financial

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Cawley, Gillespie, and Associates, Inc.

99.3	Rangely Summary Reserve Report of Cawley, Gillespie, and Associates, Inc.